Exhibit 99.1

NEW JERSEY RESOURCES REPORTS FISCAL 2024 FIRST-QUARTER RESULTS;
 INCREASES NET FINANCIAL EARNINGS GUIDANCE FOR FISCAL 2024
Maintains its Long-term Projected Growth Rate

WALL, N.J., February 6, 2024 — Today, New Jersey Resources Corporation (NYSE: NJR) reported results for the first quarter of fiscal 2024. Highlights include:

•	Consolidated net income of $89.4 million, compared with $115.9 million in the first quarter of fiscal 2023
•
Consolidated net financial earnings (NFE), a non-GAAP financial measure, of $72.4 million, or $0.74 per share, compared to $110.3 million, or $1.14 per share, in the first quarter of fiscal 2023. The comparable prior year period included unusually high net financial earnings at Energy Services related to Winter Storm Elliott in December 2022

•
Increases fiscal 2024 net financial earnings per share (NFEPS) guidance range to $2.85 to $3.00, from $2.70 to $2.85, a $0.15 increase, as a result of strong performance from Energy Services in January 2024, the beginning of the fiscal second quarter; maintains long-term projected NFEPS growth rate of 7 to 9 percent(1)

•	New Jersey Natural Gas (NJNG) filed a rate case with the New Jersey Board of Public Utilities (BPU), seeking a
$222.6 million increase in delivery rates
•	NJNG filed with the BPU a proposed next generation of SAVEGREEN™ energy-efficiency offerings totaling $482.4 million

First-quarter fiscal 2024 net income totaled $89.4 million, or $0.91 per share, compared with $115.9 million, or $1.20 per share, for the same period in fiscal 2023. First-quarter fiscal 2024 NFE totaled $72.4 million, or $0.74 per share, compared with $110.3 million, or $1.14 per share, for the same period in fiscal 2023.

Management Commentary
Steve Westhoven, President and CEO of New Jersey Resources, stated, "Our results for the first quarter were consistent with our expectations. Additionally, our performance in the beginning of our fiscal second quarter has exceeded our original projections, as Energy Services benefited from natural gas price volatility. As a result, we are raising our fiscal 2024 NFEPS guidance range by $0.15 to $2.85 to $3.00."

Key Performance Metrics

	Three Months Ended December 31,
($ in Thousands)	2023	2022
Net income	$89,411	$115,921
Basic EPS	$0.91	$1.20
Net financial earnings	$72,444	$110,284
Basic net financial earnings per share	$0.74	$1.14

(1) NFEPS long-term annual growth projections are based on the midpoint of the $2.20 - $2.30 initial guidance range for fiscal 2022, provided on February 1, 2021

NJR Reports First Quarter Fiscal 2024 Results

A reconciliation of net income to NFE for the three months ended December 31, 2023 and 2022, is provided below.

	Three Months Ended December 31,
(Thousands)	2023	2022
Net income	$89,411	$115,921
Add:
Unrealized gain on derivative instruments and related transactions	(5,400)	(31,503)
Tax effect	1,282	7,487
Effects of economic hedging related to natural gas inventory	(16,228)	23,972
Tax effect	3,857	(5,697)
NFE tax adjustment	(478)	104
Net financial earnings	$72,444	$110,284

Weighted Average Shares Outstanding
Basic	97,869	96,485
Diluted	98,563	97,083

Basic earnings per share	$0.91	$1.20
Add:
Unrealized gain on derivative instruments and related transactions	(0.05)	(0.33)
Tax effect	0.01	0.08
Effects of economic hedging related to natural gas inventory	(0.17)	0.25
Tax effect	0.04	(0.06)
Basic net financial earnings per share	$0.74	$1.14

NFE is a measure of earnings based on the elimination of timing differences to effectively match the earnings effects of the economic hedges with the physical sale of natural gas, Solar Renewable Energy Certificates (SRECs) and foreign currency contracts. Consequently, to reconcile net income and NFE, current-period unrealized gains and losses on the derivatives are excluded from NFE as a reconciling item. Realized derivative gains and losses are also included in current-period net income. However, NFE includes only realized gains and losses related to natural gas sold out of inventory, effectively matching the full earnings effects of the derivatives with realized margins on physical natural gas flows. NFE also excludes certain transactions associated with equity method investments, including impairment charges, which are non-cash charges, and return of capital in excess of the carrying value of our investment. These are not indicative of the Company's performance for its ongoing operations. Included in the tax effects are current and deferred income tax expense corresponding with the components of NFE.

NJR Reports First Quarter Fiscal 2024 Results

A table detailing NFE for the three months ended December 31, 2023 and 2022, is provided below.

Net financial earnings (loss) by business unit

	Three Months Ended December 31,
(Thousands)	2023	2022
New Jersey Natural Gas	$51,444	$54,664
Clean Energy Ventures	10,522	(3,582)
Storage and Transportation	3,640	6,243
Energy Services	7,831	52,533
Home Services and Other	(600)	(29)
Subtotal	72,837	109,829
Eliminations	(393)	455
Total	$72,444	$110,284

Fiscal 2024 NFE Guidance:

NJR is raising its fiscal 2024 NFEPS guidance range by $0.15 to a range of $2.85 to $3.00, subject to the risks and uncertainties identified below under "Forward-Looking Statements."

In fiscal 2024, NJR expects Energy Services will represent a higher percentage of NFEPS than in prior years due to contributions from the Asset Management Agreements signed in 2020. The following chart represents NJR’s current expected contributions from its business segments for fiscal 2024:

Company	Expected Fiscal 2024 Net Financial Earnings Contribution
New Jersey Natural Gas	40 to 45 percent
Clean Energy Ventures	12 to 17 percent
Storage and Transportation	3 to 7 percent
Energy Services	38 to 43 percent
Home Services and Other	0 to 1 percent

In providing fiscal 2024 NFE guidance, management is aware there could be differences between reported GAAP earnings and NFE due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and, therefore, is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts.

New Jersey Natural Gas (NJNG)

NJNG reported first-quarter fiscal 2024 NFE of $51.4 million, compared to NFE of $54.7 million during the same period in fiscal 2023. NJNG reported higher utility gross margin for the period, more than offset by higher depreciation and operating expenses.

NJR Reports First Quarter Fiscal 2024 Results

Customer Growth:

•
NJNG added 2,129 new customers during the first quarter of fiscal 2024, compared with 2,132 in the first quarter of fiscal 2023. NJNG expects these new customers to contribute approximately $1.9 million of incremental utility gross margin on an annualized basis.

Base Rate Filing:

•	On January 31, 2024, NJNG filed a base rate case with the BPU, seeking a $222.6 million increase to its base rates. The filing is based on an overall return of 7.57 percent with a return on equity of 10.42 percent. The proposed increase reflects a 55.42 percent common equity component.

Infrastructure Update:

•
NJNG's Infrastructure Investment Program (IIP) is a five-year, $150 million accelerated recovery program that began in fiscal 2021. IIP consists of a series of infrastructure projects designed to enhance the safety and reliability of NJNG's natural gas distribution system. During the first quarter of fiscal 2024, NJNG spent $7.3 million under the program on various distribution system reinforcement projects. In September 2023, the BPU approved NJNG's annual IIP filing, which requested a rate increase for capital expenditures of $28.2 million through June 30, 2023, which resulted in a $3.2 million revenue increase, effective October 1, 2023.

Basic Gas Supply Service (BGSS) Incentive Programs:

BGSS incentive programs contributed $5.4 million to utility gross margin in the first quarter of fiscal 2024, compared with $8.7 million during the same period of fiscal 2023. This decline was largely due to lower off-system sales margin due to lower natural gas prices and a lack of weather volatility in the first quarter of fiscal 2024.

For more information on utility gross margin, please see "Non-GAAP Financial Information" below.

Energy-Efficiency Programs:

SAVEGREEN™ invested $12.5 million in the first quarter of fiscal 2024 in energy-efficiency upgrades for customers' homes and businesses. NJNG recovered $4.4 million of its outstanding investments during the first quarter of fiscal 2024 through its energy efficiency rate.

•
On December 1, 2023, NJNG filed the proposed next generation of SAVEGREEN™ energy-efficiency offerings with the BPU. The $482.4 million proposal will strengthen NJNG’s existing energy-efficiency offerings and provide comprehensive solutions to help participating customers save energy and reduce carbon emissions, while supporting New Jersey’s ambitious climate goals. If approved by the BPU, the new SAVEGREEN™ program cycle is expected to begin January 1, 2025 and run through June 30, 2027.

Clean Energy Ventures (CEV)

CEV reported first-quarter fiscal 2024 NFE of $10.5 million, compared with a net financial loss of $(3.6) million during the same period in fiscal 2023. The increase in NFE for the first quarter of fiscal 2024 was largely due to higher SREC and Transition Renewable Energy Certificate (TREC) revenue for the period, partially offset by lower electricity prices.

Solar Investment Update:

•	As of December 31, 2023, CEV had approximately 473MW of solar capacity (including residential) in service in New Jersey, New York, Connecticut, Rhode Island, Indiana, and Michigan.

NJR Reports First Quarter Fiscal 2024 Results

Storage and Transportation

Storage and Transportation reported first-quarter fiscal 2024 NFE of $3.6 million, compared with NFE of $6.2 million during the same period in fiscal 2023. The decrease in NFE was largely due to higher operating revenues in the prior year period relating to Winter Storm Elliott.

Energy Services

Energy Services reported first-quarter fiscal 2024 NFE of $7.8 million compared with NFE of $52.5 million for the same period in fiscal 2023. The lower NFE for the first quarter of fiscal 2024 was due primarily to higher natural gas price volatility in the prior year period, as a result of Winter Storm Elliott.

Home Services and Other Operations

Home Services and Other Operations reported a first-quarter fiscal 2024 net financial loss of $(0.6) million, which was consistent with a net financial loss of $(0.03) million for the same period in fiscal 2023.

Capital Expenditures and Cash Flows:

NJR is committed to maintaining a strong financial profile:

•
During the first quarter of fiscal 2024, capital expenditures were $118.1 million, including accruals, compared with $137.0 million during the same period of fiscal 2023. The decrease in capital expenditures was primarily due to lower solar capital expenditures during the period as a result of the timing of several large projects being placed into service in the prior year.

•
During the first quarter of fiscal 2024, cash flows from operations were $46.4 million, compared with cash flows used in operations of $(88.9) million during the same period of fiscal 2023. The increase in operating cash flows was mostly due to decreased working capital requirements as a result of lower gas prices for the period.

NJR Reports First Quarter Fiscal 2024 Results

Forward-Looking Statements:

This earnings release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this earnings release include, but are not limited to, certain statements regarding NJR’s NFEPS guidance for fiscal 2024, projected NFEPS growth rates and our guidance range, NFEPS Contributions, forecasted contribution of business segments to NJR’s NFE for fiscal 2024, customer growth at NJNG and their expected contributions, expected contributions from Asset Management Agreements, infrastructure programs and investments, future decarbonization opportunities including IIP, Energy efficiency programs, including BGSS, the outcome or timing of our Base Rate Case with the BPU, and other legal and regulatory expectations.

Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the SEC, including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http://www.sec.gov. Information included in this earnings release is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Non-GAAP Financial Information:

This earnings release includes the non-GAAP financial measures NFE/net financial loss, NFE per basic share, financial margin and utility gross margin. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. As an indicator of NJR’s operating performance, these measures should not be considered an alternative to, or more meaningful than, net income or operating revenues as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G.

NFE and financial margin exclude unrealized gains or losses on derivative instruments related to NJR’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, net of applicable tax adjustments as described below. Financial margin also differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization as well as the effects of derivatives as discussed above. Volatility associated with the change in value of these financial instruments and physical commodity reported on the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJR Energy Services Company.

NJNG’s utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expense. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization. Utility gross margin may also not be comparable to the definition of gross margin used by others in the natural gas distribution business and other industries. Management believes that utility gross margin provides a meaningful basis for evaluating utility operations since natural gas costs, sales tax and regulatory rider expenses are included in operating revenues and passed through to customers and, therefore, have no effect on utility gross margin.

NJR Reports First Quarter Fiscal 2024 Results

Management uses these non-GAAP financial measures as supplemental measures to other GAAP results to provide a more complete understanding of NJR’s performance. Management believes these non-GAAP financial measures are more reflective of NJR’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. A reconciliation of all non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. For a full discussion of NJR’s non-GAAP financial measures, please see NJR’s most recent Report on Form 10-K, Item 7.

About New Jersey Resources

New Jersey Resources (NYSE: NJR) is a Fortune 1000 company that, through its subsidiaries, provides safe and reliable natural gas and clean energy services, including transportation, distribution, asset management and home services. NJR is composed of five primary businesses:

•
New Jersey Natural Gas, NJR’s principal subsidiary, operates and maintains natural gas transportation and distribution infrastructure to serve approximately 579,600 customers in New Jersey’s Monmouth, Ocean, Morris, Middlesex, Sussex and Burlington counties.

•	Clean Energy Ventures invests in, owns and operates solar projects with a total capacity of approximately 473 megawatts, providing residential and commercial customers with low-carbon solutions.

•
Energy Services manages a diversified portfolio of natural gas transportation and storage assets and provides physical natural gas services and customized energy solutions to its customers across North America.

•
Storage and Transportation serves customers from local distributors and producers to electric generators and wholesale marketers through its ownership of Leaf River and the Adelphia Gateway Pipeline, as well as our 50% equity ownership in the Steckman Ridge natural gas storage facility.

•
Home Services provides service contracts as well as heating, central air conditioning, water heaters, standby generators, solar and other indoor and outdoor comfort products to residential homes throughout New Jersey.

NJR and its over 1,300 employees are committed to helping customers save energy and money by promoting conservation and encouraging efficiency through Conserve to Preserve® and initiatives such as The SAVEGREEN Project® and The Sunlight Advantage®.

For more information about NJR:
www.njresources.com.

Follow us on X.com (Twitter) @NJNaturalGas.
“Like” us on facebook.com/NewJerseyNaturalGas.

NJR Reports First Quarter Fiscal 2024 Results

NEW JERSEY RESOURCES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended December 31,
(Thousands, except per share data)	2023	2022
OPERATING REVENUES
Utility	$293,093	$357,409
Nonutility	174,117	366,158
Total operating revenues	467,210	723,567
OPERATING EXPENSES
Gas purchases
Utility	116,120	182,446
Nonutility	59,477	232,070
Related parties	1,879	1,827
Operation and maintenance	94,439	79,501
Regulatory rider expenses	19,189	18,251
Depreciation and amortization	40,287	36,683
Total operating expenses	331,391	550,778
OPERATING INCOME	135,819	172,789
Other income, net	6,341	4,655
Interest expense, net of capitalized interest	31,473	29,491
INCOME BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF AFFILIATES	110,687	147,953
Income tax provision	22,936	32,978
Equity in earnings of affiliates	1,660	946
NET INCOME	$89,411	$115,921

EARNINGS PER COMMON SHARE
Basic	$0.91	$1.20
Diluted	$0.91	$1.19

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	97,869	96,485
Diluted	98,563	97,083

NJR Reports First Quarter Fiscal 2024 Results

RECONCILIATION OF NON-GAAP PERFORMANCE MEASURES
(Unaudited)

	Three Months Ended December 31,
(Thousands)	2023	2022
NEW JERSEY RESOURCES

A reconciliation of net income, the closest GAAP financial measure, to net financial earnings is as follows:

Net income	$89,411	$115,921
Add:
Unrealized gain on derivative instruments and related transactions	(5,400)	(31,503)
Tax effect	1,282	7,487
Effects of economic hedging related to natural gas inventory	(16,228)	23,972
Tax effect	3,857	(5,697)
NFE tax adjustment	(478)	104
Net financial earnings	$72,444	$110,284

Weighted Average Shares Outstanding
Basic	97,869	96,485
Diluted	98,563	97,083

A reconciliation of basic earnings per share, the closest GAAP financial measure, to basic net financial earnings per share is as follows:

Basic earnings per share	$0.91	$1.20
Add:
Unrealized gain on derivative instruments and related transactions	$(0.05)	$(0.33)
Tax effect	$0.01	$0.08
Effects of economic hedging related to natural gas inventory	$(0.17)	$0.25
Tax effect	$0.04	$(0.06)
Basic net financial earnings per share	$0.74	$1.14

NATURAL GAS DISTRIBUTION

A reconciliation of gross margin, the closest GAAP financial measure, to utility gross margin is as follows:

Operating revenues	$293,430	$357,746
Less:
Natural gas purchases	118,444	184,771
Operating and maintenance (1)	26,401	26,294
Regulatory rider expense	19,189	18,251
Depreciation and amortization	26,917	24,890
Gross margin	102,479	103,540
Add:
Operating and maintenance (1)	26,401	26,294
Depreciation and amortization	26,917	24,890
Utility gross margin	$155,797	$154,724

(1)	Excludes selling, general and administrative expenses of $28.3 million and $23.4 million for the three months ended December 31, 2023 and 2022, respectively.

NJR Reports First Quarter Fiscal 2024 Results

RECONCILIATION OF NON-GAAP PERFORMANCE MEASURES (continued)
(Unaudited)

	Three Months Ended December 31,
(Thousands)	2023	2022
ENERGY SERVICES

A reconciliation of gross margin, the closest GAAP financial measure, to Energy Services' financial margin is as follows:

Operating revenues	$99,668	$321,782
Less:
Natural Gas purchases	60,166	233,287
Operation and maintenance (1)	4,689	3,455
Depreciation and amortization	57	57
Gross margin	34,756	84,983
Add:
Operation and maintenance (1)	4,689	3,455
Depreciation and amortization	57	57
Unrealized gain on derivative instruments and related transactions	(4,266)	(39,886)
Effects of economic hedging related to natural gas inventory	(16,228)	23,972
Financial margin	$19,008	$72,581

(1)	Excludes selling, general and administrative expenses of $0.4 million and $(2.3) million for the three months ended December 31, 2023 and 2022, respectively.

A reconciliation of net income, the closest GAAP financial measure, to net financial earnings is as follows:

Net income	$23,933	$64,561
Add:
Unrealized gain on derivative instruments and related transactions	(4,266)	(39,886)
Tax effect	1,013	9,479
Effects of economic hedging related to natural gas	(16,228)	23,972
Tax effect	3,857	(5,697)
NFE tax adjustment	(478)	104
Net financial earnings	$7,831	$52,533

NJR Reports First Quarter Fiscal 2024 Results

FINANCIAL STATISTICS BY BUSINESS UNIT
(Unaudited)

	Three Months Ended December 31,
(Thousands, except per share data)	2023	2022
NEW JERSEY RESOURCES

Operating Revenues
Natural Gas Distribution	$293,430	$357,746
Clean Energy Ventures	35,295	12,792
Energy Services	99,668	321,782
Storage and Transportation	23,862	26,838
Home Services and Other	14,834	14,266
Sub-total	467,089	733,424
Eliminations	121	(9,857)
Total	$467,210	$723,567

Operating Income (Loss)
Natural Gas Distribution	$74,175	$80,113
Clean Energy Ventures	18,323	(321)
Energy Services	34,337	87,315
Storage and Transportation	7,324	12,617
Home Services and Other	(208)	51
Sub-total	133,951	179,775
Eliminations	1,868	(6,986)
Total	$135,819	$172,789

Equity in Earnings of Affiliates
Storage and Transportation	$993	$909
Eliminations	667	37
Total	$1,660	$946

Net Income (Loss)
Natural Gas Distribution	$51,444	$54,664
Clean Energy Ventures	10,522	(3,582)
Energy Services	23,933	64,561
Storage and Transportation	3,640	6,243
Home Services and Other	(600)	(29)
Sub-total	88,939	121,857
Eliminations	472	(5,936)
Total	$89,411	$115,921

Net Financial Earnings (Loss)
Natural Gas Distribution	$51,444	$54,664
Clean Energy Ventures	10,522	(3,582)
Energy Services	7,831	52,533
Storage and Transportation	3,640	6,243
Home Services and Other	(600)	(29)
Sub-total	72,837	109,829
Eliminations	(393)	455
Total	$72,444	$110,284

Throughput (Bcf)
NJNG, Core Customers	23.4	25.0
NJNG, Off System/Capacity Management	27.2	17.9
Energy Services Fuel Mgmt. and Wholesale Sales	30.1	44.2
Total	80.7	87.1

Common Stock Data
Yield at December 31,	3.8%	3.1%
Market Price at December 31,	$44.58	$49.62
Shares Out. at December 31,	98,202	96,803
Market Cap. at December 31,	$4,377,857	$4,803,389

NJR Reports First Quarter Fiscal 2024 Results

(Unaudited)	Three Months Ended December 31,
(Thousands, except customer and weather data)	2023	2022
NATURAL GAS DISTRIBUTION

Utility Gross Margin
Operating revenues	$293,430	$357,746
Less:
Natural gas purchases	118,444	184,771
Operating and maintenance (1)	26,401	26,294
Regulatory rider expense	19,189	18,251
Depreciation and amortization	26,917	24,890
Gross margin	102,479	103,540
Add:
Operating and maintenance (1)	26,401	26,294
Depreciation and amortization	26,917	24,890
Total Utility Gross Margin	$155,797	$154,724

(1)	Excludes selling, general and administrative expenses of $28.3 million and $23.4 million for the three months ended December 31, 2023 and 2022, respectively.

Utility Gross Margin, Operating Income and Net Income
Residential	$108,037	$104,018
Commercial, Industrial & Other	20,831	20,779
Firm Transportation	20,764	20,480
Total Firm Margin	149,632	145,277
Interruptible	784	761
Total System Margin	150,416	146,038
Off System/Capacity Management/FRM/Storage Incentive	5,381	8,686
Total Utility Gross Margin	155,797	154,724
Operation and maintenance expense	54,705	49,721
Depreciation and amortization	26,917	24,890
Operating Income	$74,175	$80,113

Net Income	$51,444	$54,664

Net Financial Earnings	$51,444	$54,664

Throughput (Bcf)
Residential	13.9	14.7
Commercial, Industrial & Other	2.6	2.7
Firm Transportation	3.6	4.0
Total Firm Throughput	20.1	21.4
Interruptible	3.3	3.6
Total System Throughput	23.4	25.0
Off System/Capacity Management	27.2	17.9
Total Throughput	50.6	42.9

Customers
Residential	523,623	514,452
Commercial, Industrial & Other	32,872	32,302
Firm Transportation	22,989	25,628
Total Firm Customers	579,484	572,382
Interruptible	83	88
Total System Customers	579,567	572,470
Off System/Capacity Management*	33	30
Total Customers	579,600	572,500
*The number of customers represents those active during the last month of the period.
Degree Days
Actual	1,408	1,543
Normal	1,534	1,547
Percent of Normal	91.8%	99.7%

NJR Reports First Quarter Fiscal 2024 Results

(Unaudited)	Three Months Ended December 31,
(Thousands, except customer, RECs and megawatt)	2023	2022
CLEAN ENERGY VENTURES

Operating Revenues
SREC sales	$25,931	$3,886
TREC sales	2,403	1,202
SREC II sales (1)	247	185
Solar electricity sales	3,654	4,582
Sunlight Advantage	3,060	2,937
Total Operating Revenues	$35,295	$12,792
Depreciation and Amortization	$6,922	$5,576

Operating Income (Loss)	$18,323	$(321)

Income Tax Provision (Benefit)	$3,131	$(1,837)

Net Income (Loss)	$10,522	$(3,582)

Net Financial Earnings (Loss)	$10,522	$(3,582)

Solar Renewable Energy Certificates Generated	93,570	98,462

Solar Renewable Energy Certificates Sold	122,439	16,812

Transition Renewable Energy Certificates Generated	16,705	8,345

Solar Renewable Energy Certificates II Generated	2,773	1,784

Solar Megawatts Under Construction	34.3	45.5
(1) Prior year SREC II revenue was previously included in Solar electricity sales and other

ENERGY SERVICES

Operating Income
Operating revenues	$99,668	$321,782
Less:
Gas purchases	60,166	233,287
Operation and maintenance expense	5,108	1,123
Depreciation and amortization	57	57
Operating Income	$34,337	$87,315

Net Income	$23,933	$64,561

Financial Margin	$19,008	$72,581

Net Financial Earnings	$7,831	$52,533

Gas Sold and Managed (Bcf)	30.1	44.2

STORAGE AND TRANSPORTATION

Operating Revenues	$23,862	$26,838

Equity in Earnings of Affiliates	$993	$909

Operation and Maintenance Expense	$10,100	$7,474

Other Income, Net	$2,288	$1,367

Interest Expense	$5,933	$6,707

Income Tax Provision	$1,032	$1,943

Net Income	$3,640	$6,243

Net Financial Earnings	$3,640	$6,243

HOME SERVICES AND OTHER

Operating Revenues	$14,834	$14,266

Operating (Loss) Income	$(208)	$51

Net Loss	$(600)	$(29)

Net Financial Loss	$(600)	$(29)

Total Service Contract Customers at Dec 31	100,840	102,600